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                                                                  EXHIBIT 10.31


                   FIRST AMENDMENT TO AIRCRAFT LEASE AGREEMENT
                                    (N261SK)

      THIS FIRST AMENDMENT TO AIRCRAFT LEASE AGREEMENT (N262SK) (this "Amendment") is dated as of the 14th day of January, 2000 between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lessor"), as lessor, and CHAUTAUQUA AIRLINES, INC., a New York corporation ("Lessee"), as lessee.

                                   WITNESSETH:

      WHEREAS, Lessor, as lessor, and Lessee, as lessee, are parties to that certain Aircraft Lease Agreement (N262SK) dated as of September 2, 1999 (the "Lease Agreement"), as supplemented by Lease Supplement No. 1 (N262SK) dated as of September 2, 1999 (the "Lease Supplement"), with such Lease Agreement and Lease Supplement (collectively, the "Lease") being filed with the Federal Aviation Administration ("FAA") on September 2,1999 and recorded by the FAA on October 5, 1999 at Conveyance Number JJ31743; and

      WHEREAS, all capitalized terms not otherwise defined herein shall have the same meaning as provided in the Lease; and

      WHEREAS, pursuant to the Lease (with all capitalized terms not otherwise defined herein having the same meaning as ascribed to such terms in the Lease), Lessor and Lessee agreed that, upon the parties making a final determination of the actual amount of the Transaction Expenses associated with the Delivery, the parties would adjust (a) the amount of the Basic Rent and (b) the Stipulated Loss Value (in both cases so as to preserve Lessor's Net Economic Return); and

      WHEREAS, Lessor and Lessee have agreed upon the actual amount of the Transaction Expenses associated with the Delivery; and

      WHEREAS, Lessor and Lessee wish to amend the Lease to reflect the adjusted Basic Rent and Stipulated Loss Value amounts.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which the parties hereto acknowledge, Lessor and Lessee hereby agree as follows:

      1. DEFINITIONS. Unless otherwise defined in this Agreement, all capitalized terms set forth in this Amendment shall have the same meaning as ascribed to such terms in the Lease.

      2. INCORPORATION OF THIS AMENDMENT. All references to "this Agreement," "this Lease," and similar references in the Lease shall be deemed to refer to the Lease as amended by this Amendment.

------------
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

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      3. AMENDMENT OF AMOUNT OF BASIC RENT. The amount of Basic Rent is hereby adjusted by deleting, in its entirety, APPENDIX B to the Lease, and replacing such appendix with APPENDIX B hereto. The adjustment in the amount of Basic Rent pursuant to this Section 3 shall be applied retroactively from the Delivery Date.

      4. AMENDMENT OF STIPULATED LOSS VALUE. The Stipulated Loss Value is hereby adjusted by deleting, in its entirety, APPENDIX H to the Lease, and replacing such appendix with APPENDIX H hereto. The adjustment in the amount of the Stipulated Loss Value pursuant to this Section 4 shall be applied retroactively from the Delivery Date.

      5. CAPTIONS. The captions or headings in this Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

      6. COUNTERPARTS. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

      7. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

      8. SURVIVAL OF NON-AMENDED TERMS. Except as expressly amended pursuant to this Amendment, all of the terms of the Lease shall survive the effectiveness of this Amendment, remaining in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]









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            IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment to Aircraft Lease Agreement (N262SK) as of the day and year first herein written.

                                          FINOVA CAPITAL CORPORATION, a
                                          Delaware corporation

                                          BY:  /s/ Ann F. Halton
                                              ----------------------------------

                                          NAME:  Ann F. Halton
                                               ---------------------------------

                                          TITLE:  Vice President
                                                --------------------------------


                                          CHAUTAUQUA AIRLINES, INC., a New
                                          York corporation

                                          BY:  /s/ Robert H. Cooper
                                              ----------------------------------

                                          NAME:  Robert H. Cooper
                                               ---------------------------------

                                          TITLE:  VP / CFO
                                                --------------------------------





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                                   APPENDIX B

                                       TO

              FIRST AMENDMENT TO AIRCRAFT LEASE AGREEMENT (N262SK)

--------------------------------------------------------------------------------

                        PARTICULAR COMMERCIAL CONDITIONS

--------------------------------------------------------------------------------

1.    Basic Rent:

            During the Term, Basic Rent shall be payable monthly in advance commencing on the Delivery Date and thereafter on each Rent Date in the following amounts:

            On the Delivery Date, the initial payment of Basic Rent shall be in an amount equal to:

                  [*]
                  (the "Base Lease Rent Amount") times a fraction, the numerator of which shall be the number of days which shall transpire from the Delivery Date through the last day of the month in which the Delivery Date occurs, and the denominator of which shall be the number thirty (30)

            Commencing on the first day of the month immediately following the month in which the Delivery Date occurs, and continuing through the last day of the month immediately preceding the month in which the Initial Expiration Date occurs, Basic Rent shall be in the amount of the Base Lease Rent Amount;

            The amount of Basic Rent owing for the month in which the Initial Expiration Date occurs shall equal one of the following two amounts, depending upon whether Lessee has exercised its Renewal Option:

-------------------
* Confidential
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                   If Lessee has not exercised its Renewal Option, the Basic
                   Rent for such month shall be equal to the following amount (the "Final Base Lease Rent Amount"): the Base Lease Rent Amount times a fraction, the numerator of which shall be the number of days which shall transpire from the first day of such month through the Initial Expiration Date, and the denominator of which shall be the number thirty (30); and

                   If Lessee has exercised its Renewal Option, the Basic Rent for such month shall be equal to the sum of (a) the Final Base Lease Rent Amount plus (b) an amount equal to [*]
                   (the "Renewal Period Rent Amount") times a fraction, the numerator of which shall equal the number of days which shall transpire from the Initial Expiration Date through the last day of the month in which the Initial Expiration Date occurs, and the denominator of which shall be the number thirty (30).

             During the Renewal Period, if any, Basic Rent shall be in the following amounts:

                   Commencing with the first day of the month immediately following the month in which the Initial Expiration Date occurs, and continuing through the last day of the month immediately prior to the end of the Renewal Period, Basic Rent shall equal the Renewal Period Rent Amount; and

                   During the final month of the Term, the amount of Basic Rent shall equal the Renewal Period Rent Amount times a fraction, the numerator of which shall be the number of days which shall transpire from the first day of such month through the end of the Renewal Period, and the denominator of which shall be the number thirty (30).

2.    AMOUNT OF PURCHASE PRICE PURSUANT TO PURCHASE AGREEMENT:

            [*]

3. PURSUANT TO PURCHASE OPTION UNDER SECTION 3.9, AMOUNTS OF BASE TERM PURCHASE PRICE AND RENEWAL PERIOD PURCHASE PRICE:

            Base Term Purchase Price:      [*]
                                           Dollars [*]

            Renewal Period Purchase Price: [*]
                                           [*] Dollars [*]


-------------------
* Confidential
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4.    INTEREST RATE:

            Overdue amounts shall bear interest at a floating PER ANNUM rate (computed on the basis of a 365-day year and actual days elapsed) equal to
      (a) the interest rate announced from time to time by Citibank, N.A. in New York, New York as its "base rate" plus (b) [*].

5.    LESSOR'S BANK ACCOUNT:

            Unless Lessor otherwise directs in writing, all payments payable to Lessor hereunder shall be made by wire transfer of same-day federal funds to the bank account of Lessor described as follows:

                  BANK:                  Citibank, NA., New York, New York
                  FOR THE ACCOUNT OF:    FINOVA Capital Corporation
                  ACCOUNT NO.            [*]
                  ABA ROUTING NO.:       [*]
                  REFERENCE:             Chautauqua -- N262SK



-------------------
* Confidential

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                                  Appendix H

                         [CONFIDENTIAL MATERIAL OMITTED
                          AND FILED SEPARATELY WITH THE
                          SECURITIES AND EXCHANGE
                          COMMISSION PURSUANT TO A
                          REQUEST FOR CONFIDENTIAL
                          TREATMENT]

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NOTE TO EXHIBIT 10.31

The three additional First Amendments to Aircraft Lease Agreements are substantially identical in all material respects to the filed First Amendment to Aircraft Lease Agreement except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
N262SK                                          September, 1999           Finova Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N263SK                                           October, 1999            Finova Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N264SK                                           February, 2000           Finova Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------

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